PBHG New Perspective Fund

PBHG REIT Fund

Prospectus Supplement Dated January 29, 2002

This Supplement revises certain information for the PBHG New Perspective Fund and PBHG REIT Fund contained in the Prospectus dated January 14, 2002. You should retain your Prospectus and all Supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 1-800-433-0051.

Effective as of January 29, 2002, the name of PBHG New Perspective Fund has been changed to PBHG Special Equity Fund.

Effective on or about January 31, 2002, the name of the sub-adviser to the PBHG REIT Fund will change from Heitman/PRA Securities Advisors LLC to Heitman Real Estate Securities LLC.

The following updates information for PBHG REIT Fund in the section entitled "Distributions and Taxes" on page 49 of the Prospectus:

Effective as of January 29, 2002, REIT Fund will pay shareholders dividends from its net investment income quarterly, and distributions from its net realized capital gains at least once a year, if available.